Exhibit 99.3 FIRST QUARTER 2026 FINANCIAL SUPPLEMENT April 30, 2026

Table of Contents CONSOLIDATED RESULTS Selected Financial Data Condensed Consolidated Income Statements Condensed Consolidated Balance Sheets Average Balances and Yields Credit-Related Information Regulatory Capital BUSINESS SEGMENT RESULTS Single-Family Multifamily Page 3 5 4 We define some of the terms and other information in this presentation in Freddie Mac’s Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). You should review this presentation together with the 2025 Form 10-K and our subsequent SEC filings at http://www. freddiemac.com/investors. In some cases we present information from third-party sources such as mortgage loan sellers and servicers; while we generally believe in its accuracy, we do not independently verify all of it. Percentage sums may vary from 100% due to rounding. Unless otherwise indicated, data is as of March 31, 2026 or for the first quarter of 2026. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated. 6 7 8 9 12

FREDDIE MAC

SELECTED FINANCIAL DATA

($ in millions)

	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	1Q 2026 Change (%) 4Q 2025	1Q 2026 Change (%) 1Q 2025
SELECTED INCOME STATEMENT DATA							
Net interest income	$5,619	$5,547	$5,455	$5,299	$5,102	1	10
Non-interest income	514	217	284	617	750	137	(31)
Net revenues	**6,133**	**5,764**	**5,739**	**5,916**	**5,852**	**6**	**5**
(Provision) benefit for credit losses	320	(52)	(175)	(783)	(280)	NM	NM
Non-interest expense	(2,022)	(2,258)	(2,116)	(2,158)	(2,088)	10	3
Income before income tax expense	**4,431**	**3,454**	**3,448**	**2,975**	**3,484**	**28**	**27**
Income tax expense	(873)	(677)	(675)	(588)	(690)	(29)	(27)
Net income	**$3,558**	**$2,777**	**$2,773**	**$2,387**	**$2,794**	**28**	**27**
Comprehensive income	**$3,538**	**$2,784**	**$2,789**	**$2,408**	**$2,828**	**27**	**25**
SELECTED BALANCE SHEET DATA (period-end)							
Cash and cash equivalents	$4,469	$5,327	$4,624	$4,267	$4,790	(16)	(7)
Securities purchased under agreements to resell	74,804	71,919	86,334	95,451	105,070	4	(29)
Investment securities, at fair value	75,939	85,412	83,855	82,850	59,054	(11)	29
Mortgage loans held-for-sale	1,225	1,014	1,807	6,300	14,405	21	(91)
Mortgage loans held-for investment (net of allowance for credit losses)	3,302,306	3,290,066	3,248,704	3,206,974	3,186,345	—	4
Total assets	**3,505,318**	**3,497,598**	**3,468,187**	**3,436,280**	**3,409,116**	**—**	**3**
Debt issued by consolidated trusts	3,214,995	3,198,008	3,175,464	3,155,397	3,145,248	1	2
Short-term debt	24,408	37,718	38,255	21,218	14,407	(35)	69
Long-term debt	169,850	169,296	165,354	172,659	165,446	—	3
Total liabilities	**3,431,396**	**3,427,214**	**3,400,587**	**3,371,469**	**3,346,713**	**—**	**3**
Equity	**73,922**	**70,384**	**67,600**	**64,811**	**62,403**	**5**	**18**
CONSERVATORSHIP METRICS							
Net worth	$73,922	$70,384	$67,600	$64,811	$62,403	5	18
Senior preferred stock liquidation preference	143,032	140,248	137,459	135,051	132,223	2	8
Remaining Treasury funding commitment	140,162	140,162	140,162	140,162	140,162	—	—
Cumulative dividend payments to Treasury	119,680	119,680	119,680	119,680	119,680	—	—
Cumulative draws from Treasury	71,648	71,648	71,648	71,648	71,648	—	—

3

FREDDIE MAC

CONDENSED CONSOLIDATED INCOME STATEMENTS

($ in millions, except per share data)

						1Q 2026 Change (%)	
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2025	1Q 2025
Interest income	$33,650	$33,432	$32,975	$32,048	$31,365	1	7
Interest expense	(28,031)	(27,885)	(27,520)	(26,749)	(26,263)	(1)	(7)
Net interest income	**5,619**	**5,547**	**5,455**	**5,299**	**5,102**	**1**	**10**
Non-interest income							
Guarantee income	320	377	377	398	440	(15)	(27)
Investments gains (losses), net	42	(283)	(237)	119	192	NM	(78)
Other income	152	123	144	100	118	24	29
Non-interest income	**514**	**217**	**284**	**617**	**750**	**137**	**(31)**
Net revenues	**6,133**	**5,764**	**5,739**	**5,916**	**5,852**	**6**	**5**
(Provision) benefit for credit losses	320	(52)	(175)	(783)	(280)	NM	NM
Non-interest expense							
Salaries and employee benefits	(376)	(412)	(423)	(453)	(423)	9	11
Professional services, technology, and occupancy	(250)	(334)	(293)	(295)	(253)	25	1
Credit enhancement expense	(441)	(542)	(489)	(511)	(540)	19	18
Legislative and regulatory assessments	(832)	(842)	(839)	(825)	(817)	1	(2)
Other expense	(123)	(128)	(72)	(74)	(55)	4	(124)
Non-interest expense	**(2,022)**	**(2,258)**	**(2,116)**	**(2,158)**	**(2,088)**	**10**	**3**
Income before income tax expense	**4,431**	**3,454**	**3,448**	**2,975**	**3,484**	**28**	**27**
Income tax expense	(873)	(677)	(675)	(588)	(690)	(29)	(27)
Net income	**3,558**	**2,777**	**2,773**	**2,387**	**2,794**	**28**	**27**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(20)	7	16	21	34	NM	NM
Comprehensive income	**$3,538**	**$2,784**	**$2,789**	**$2,408**	**$2,828**	**27**	**25**
Net income	$3,558	$2,777	$2,773	$2,387	$2,794	28	27
Amounts attributable to senior preferred stock	(3,538)	(2,784)	(2,789)	(2,408)	(2,828)	(27)	(25)
Net income (loss) attributable to common stockholders	**$20**	**($7)**	**($16)**	**($21)**	**($34)**	**NM**	**NM**
Net income (loss) per common share	$0.01	$0.00	$0.00	($0.01)	($0.01)	NM	NM
Weighted average common shares (in millions)	3,234	3,234	3,234	3,234	3,234	—	—

4

FREDDIE MAC

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	3/31/2026 Change (%)	
						12/31/2025	03/31/2025
Assets							
Cash and cash equivalents	$4,469	$5,327	$4,624	$4,267	$4,790	(16)	(7)
Securities purchased under agreements to resell	74,804	71,919	86,334	95,451	105,070	4	(29)
Investment securities, at fair value	75,939	85,412	83,855	82,850	59,054	(11)	29
Mortgage loans held-for-sale	1,225	1,014	1,807	6,300	14,405	21	(91)
Mortgage loans held-for investment (net of allowance for credit losses)	3,302,306	3,290,066	3,248,704	3,206,974	3,186,345	—	4
Accrued interest receivable	12,207	12,254	11,813	11,583	11,050	—	10
Deferred tax assets, net	4,740	5,040	4,727	5,005	4,992	(6)	(5)
Other assets	29,628	26,566	26,323	23,850	23,410	12	27
Total assets	**$3,505,318**	**$3,497,598**	**$3,468,187**	**$3,436,280**	**$3,409,116**	**—**	**3**
Liabilities and equity							
Liabilities							
Accrued interest payable	$10,556	$10,597	$10,185	$10,226	$9,756	—	8
Debt issued by consolidated trusts	3,214,995	3,198,008	3,175,464	3,155,397	3,145,248	1	2
Short-term debt	24,408	37,718	38,255	21,218	14,407	(35)	69
Long-term debt	169,850	169,296	165,354	172,659	165,446	—	3
Other liabilities	11,587	11,595	11,329	11,969	11,856	—	(2)
Total liabilities	**3,431,396**	**3,427,214**	**3,400,587**	**3,371,469**	**3,346,713**	**—**	**3**
Equity							
Senior preferred stock	72,648	72,648	72,648	72,648	72,648	—	—
Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109	—	—
Common stock	—	—	—	—	—	—	—
Retained earnings (accumulated deficit)	(8,981)	(12,539)	(15,316)	(18,089)	(20,476)	28	56
AOCI, net of taxes	31	51	44	28	7	(39)	343
Treasury stock, at cost	(3,885)	(3,885)	(3,885)	(3,885)	(3,885)	—	—
Total equity	**73,922**	**70,384**	**67,600**	**64,811**	**62,403**	**5**	**18**
Total liabilities and equity	**$3,505,318**	**$3,497,598**	**$3,468,187**	**$3,436,280**	**$3,409,116**	**—**	**3**

5

FREDDIE MAC

AVERAGE BALANCES AND YIELDS

($ in millions, except yields)

	AVERAGE BALANCES					INTEREST INCOME (EXPENSE)				
	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025
AVERAGE BALANCES										
Interest-earning assets:										
Cash and cash equivalents	$8,363	$8,929	$8,639	$9,370	$9,355	$52	$60	$70	$73	$79
Securities purchased under agreements to resell	84,924	97,243	101,119	106,309	111,687	798	1,011	1,136	1,186	1,240
Investment securities	76,752	87,343	83,769	74,793	55,955	833	940	932	845	620
Mortgage loans held by consolidated trusts	3,216,438	3,184,074	3,155,173	3,139,834	3,129,811	30,966	30,399	29,892	29,126	28,591
Mortgage loans held by Freddie Mac	86,808	85,703	78,910	68,211	70,429	966	976	910	775	804
Other assets	3,100	3,332	3,134	2,946	2,055	35	46	35	43	31
Total interest-earning assets	**3,476,385**	**3,466,624**	**3,430,744**	**3,401,463**	**3,379,292**	**$33,650**	**$33,432**	**$32,975**	**$32,048**	**$31,365**
Interest-bearing liabilities:										
Debt issued by consolidated trusts	3,189,597	3,171,240	3,147,760	3,137,146	3,125,203	(26,001)	(25,557)	(25,072)	(24,492)	(24,059)
Short-term debt	30,089	37,410	28,185	16,347	14,822	(275)	(378)	(302)	(177)	(161)
Long-term debt	169,973	170,077	174,687	172,110	170,573	(1,702)	(1,871)	(2,066)	(2,025)	(2,000)
Securities sold under agreements to repurchase	5,949	7,897	7,308	5,202	3,999	(53)	(79)	(80)	(55)	(43)
Total interest-bearing liabilities	**3,395,608**	**3,386,624**	**3,357,940**	**3,330,805**	**3,314,597**	**($28,031)**	**($27,885)**	**($27,520)**	**($26,749)**	**($26,263)**
Net interest income						**$5,619**	**$5,547**	**$5,455**	**$5,299**	**$5,102**
YIELDS										
Interest-earning assets:										
Cash and cash equivalents	2.51 %	2.62 %	3.16 %	3.10 %	3.38 %					
Securities purchased under agreements to resell	3.76 %	4.16 %	4.49 %	4.46 %	4.44 %					
Investment securities	4.34 %	4.31 %	4.45 %	4.52 %	4.43 %					
Mortgage loans held by consolidated trusts	3.85 %	3.82 %	3.79 %	3.71 %	3.65 %					
Mortgage loans held by Freddie Mac	4.45 %	4.55 %	4.62 %	4.54 %	4.57 %					
Other assets	4.48 %	5.41 %	4.36 %	5.79 %	5.98 %					
Total interest-earning assets	**3.87 %**	**3.85 %**	**3.85 %**	**3.77 %**	**3.71 %**					
Interest-bearing liabilities:										
Debt issued by consolidated trusts	(3.26)%	(3.22)%	(3.19)%	(3.12)%	(3.08)%					
Short-term debt	(3.66)%	(3.95)%	(4.19)%	(4.27)%	(4.36)%					
Long-term debt	(4.00)%	(4.40)%	(4.73)%	(4.70)%	(4.69)%					
Securities sold under agreements to repurchase	(3.57)%	(3.99)%	(4.37)%	(4.28)%	(4.25)%					
Total interest-bearing liabilities	**(3.30)%**	**(3.29)%**	**(3.28)%**	**(3.22)%**	**(3.17)%**					
Net interest yield	**0.65 %**	**0.64 %**	**0.64 %**	**0.62 %**	**0.60 %**					

6

FREDDIE MAC

CREDIT-RELATED INFORMATION

($ in millions, except ratio data)

	1Q 2026	4Q 2025	3Q 2025	2Q 2025	1Q 2025	1Q 2026 Change (%) 4Q 2025	1Q 2026 Change (%) 1Q 2025
ALLOWANCE FOR CREDIT LOSSES							
Single-Family allowance for credit losses:							
Beginning balance	$7,549	$7,664	$7,516	$6,851	$6,691	(2)	13
Provision (benefit) for credit losses	(311)	(210)	118	622	228	(48)	NM
Charge-offs	(178)	(73)	(118)	(96)	(191)	(144)	7
Recoveries collected	60	61	38	23	27	(2)	122
Net charge-offs	(118)	(12)	(80)	(73)	(164)	(883)	28
Other	108	107	110	116	96	1	13
Ending balance	**$7,228**	**$7,549**	**$7,664**	**$7,516**	**$6,851**	**(4)**	**6**
Multifamily allowance for credit losses:							
Beginning balance	$956	$703	$757	$600	$548	36	74
Provision (benefit) for credit losses	(9)	262	57	161	52	NM	NM
Charge-offs	(64)	(10)	(111)	(4)	(1)	(540)	(6,300)
Recoveries collected	1	1	—	—	1	—	—
Net charge-offs	(63)	(9)	(111)	(4)	—	(600)	NM
Other	1	0	0	0	0	NM	NM
Ending balance	**$885**	**$956**	**$703**	**$757**	**$600**	**(7)**	**48**
Total allowance for credit losses:							
Beginning balance	$8,505	$8,367	$8,273	$7,451	$7,239	2	17
Provision (benefit) for credit losses	(320)	52	175	783	280	NM	NM
Charge-offs	(242)	(83)	(229)	(100)	(192)	(192)	(26)
Recoveries collected	61	62	38	23	28	(2)	118
Net charge-offs	(181)	(21)	(191)	(77)	(164)	(762)	(10)
Other	109	107	110	116	96	2	14
Ending balance	**$8,113**	**$8,505**	**$8,367**	**$8,273**	**$7,451**	**(5)**	**9**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES							
Mortgage loans held-for-investment	$7,643	$7,968	$7,890	$7,729	$6,974	(4)	10
Other	470	537	477	544	477	(12)	(1)
Ending balance	**$8,113**	**$8,505**	**$8,367**	**$8,273**	**$7,451**	**(5)**	**9**
ALLOWANCE FOR CREDIT LOSSES TO TOTAL LOANS OUTSTANDING							
Single-Family	0.22 %	0.23 %	0.24 %	0.23 %	0.21 %		
Multifamily	0.42 %	0.46 %	0.43 %	0.52 %	0.49 %		
Total	0.23 %	0.24 %	0.24 %	0.24 %	0.22 %		
NET CHARGE-OFFS TO AVERAGE LOANS OUTSTANDING							
Single-Family	— %	— %	— %	— %	0.01 %		
Multifamily	0.04 %	0.01 %	0.10 %	— %	— %		
Total	0.01 %	— %	0.01 %	— %	0.01 %		

7

FREDDIE MAC ($ in billions, except ratio data) 4Q 2025 1Q 2025 AVAILABLE CAPITAL (DEFICIT) Risk-based capital metrics Standardized Total capital (statutory) $9 $6 $3 $— ($3) 50 400 CET1 capital (18) (22) (24) (27) (29) 18 38 Tier 1 capital (4) (7) (10) (13) (15) 43 73 Adjusted total capital (4) (7) (10) (13) (15) 43 73 Risk-weighted assets 1,259 1,231 1,172 1,114 1,099 2 15 Total capital (statutory) ratio 0.7% 0.5% 0.3% 0% (0.3)% 40 333 CET capital ratio (1.4)% (1.8)% (2.0)% (2.4)% (2.7)% 22 48 Tier 1 capital ratio (0.3)% (0.6)% (0.8)% (1.2)% (1.4)% 50 79 Adjusted total capital ratio (0.3)% (0.6)% (0.8)% (1.2)% (1.4)% 50 79 Leverage-based capital metrics Core capital (statutory) $1 ($2) ($5) ($8) ($10) 150 110 Tier 1 capital (4) (7) (10) (13) (15) 43 73 Adjusted total assets 3,903 3,905 3,885 3,864 3,834 — 2 Core capital (statutory) ratio 0% (0.1)% (0.1)% (0.2)% (0.3)% 100 100 Tier 1 capital ratio (0.1)% (0.2)% (0.3)% (0.3)% (0.4)% 50 75 1Q 2025 1Q 2026 Change (%) REGULATORY CAPITAL 4Q 20251Q 2026 2Q 20253Q 2025 8

FREEDDIE MAC

SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA

						1Q 2026 Change (%)	
SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions)	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**	**1Q 2025**	**4Q 2025**	**1Q 2025**
Net interest income	$5,120	$5,080	$5,047	$4,898	$4,753	1	8
Non-interest income	55	(178)	(143)	237	165	NM	(67)
Net revenues	**5,175**	**4,902**	**4,904**	**5,135**	**4,918**	6	5
(Provision) benefit for credit losses	311	210	(118)	(622)	(228)	48	NM
Non-interest expense	(1,780)	(2,005)	(1,868)	(1,905)	(1,871)	11	5
Income before income tax expense	**3,706**	**3,107**	**2,918**	**2,608**	**2,819**	**19**	**31**
Income tax expense	(730)	(609)	(571)	(516)	(558)	(20)	(31)
Net income	**2,976**	**2,498**	**2,347**	**2,092**	**2,261**	**19**	**32**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(13)	(1)	6	9	8	(1,200)	NM
Comprehensive income	**$2,963**	**$2,497**	**$2,353**	**$2,101**	**$2,269**	**19**	**31**
SELECTED SINGLE-FAMILY HIGHLIGHTS							
Average estimated guarantee fee rate (bps)	50	50	50	49	49		
SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ billions)							
Primary mortgage insurance	$680	$681	$675	$666	$662	—	3
STACR	1,180	1,165	1,183	1,189	1,213	1	(3)
ACIS	552	594	690	732	738	(7)	(25)
Other	38	38	39	39	39	—	(4)
Credit enhancement coverage (%)	62 %	61 %	62 %	62 %	62 %		
SINGLE-FAMILY LOAN STATISTICS							
Delinquency rates							
One-month past due	0.98 %	1.09 %	1.03 %	1.04 %	0.96 %		
Two months past due	0.27 %	0.31 %	0.28 %	0.26 %	0.26 %		
Serious delinquency rate	0.60 %	0.59 %	0.57 %	0.55 %	0.59 %		
Single-Family loan workouts (UPB $ in millions)							
Payment deferral plans	$2,319	$1,993	$2,029	$2,238	$2,874	16	(19)
Loan modifications	2,375	2,532	2,598	2,762	1,894	(6)	25
Forbearance plans and other	1,744	1,665	1,180	1,356	1,640	5	6
Total loan workouts	**$6,438**	**$6,190**	**$5,807**	**$6,356**	**$6,408**	4	—
Number of loan workouts (in thousands)	24	23	22	24	25		

9

FREDDIE MAC ($ in billions) SELECTED SINGLE-FAMILY NEW BUSINESS ACTIVITY DATA 4Q 2025 1Q 2025 New Business Activity by Purpose Purchase $60 $77 $81 $76 $62 (22) (3) Refinance 43 41 18 18 16 5 169 Total new business activity $103 $118 $99 $94 $78 (13) 32 New Business Activity Credit Characteristics Weighted average original LTV ratio 75% 76% 77% 77% 77 % Original LTV ratio >90% 19% 20% 24% 23% 23 % Weighted average original credit score 758 758 756 759 756 DTI ratio > 45% 24% 25% 28% 28% 30 % Fixed-rate 97% 96% 97% 97% 99 % Primary residence 94% 95% 94% 93% 93 % NEW BUSINESS ACTIVITY LOAN PURPOSE (%) Purchase 58% 65% 82% 81% 79 % Cash-out refinance 10% 9% 9% 8% 11 % Other refinance 32% 26% 9% 11% 10% 1Q 2025 1Q 2026 Change (%) SEGMENT RESULTS - SINGLE-FAMILY NEW BUSINESS ACTIVITY 4Q 20251Q 2026 2Q 20253Q 2025 10

FREDDIE MAC As of March 31, 2026 SELECTED SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS Total UPB ($ in billions) $64.1 $352.5 $272.4 $199.3 $356.0 $1,913.7 $3,158.0 Share of Single-Family mortgage portfolio 2% 11% 9% 6% 11% 61% 100 % Share of loans with credit enhancement 33% 48% 72% 76% 69% 61% 62 % Serious delinquency rate (by loan count) — % 0.11% 0.69% 1.19% 1.03% 0.55% 0.60 % Weighted average original LTV ratio 75% 77% 78% 79% 76% 72% 74 % Weighted average current LTV ratio 76% 76% 74% 71% 63% 42% 53 % Weighted average original credit score 759 756 753 750 746 751 751 Weighted average current credit score 759 752 749 741 740 757 753 Single-Family Mortgage Portfolio Credit Characteristics 1Q 2026 4Q 2025 3Q 2025 2Q 2025 1Q 2025 Weighted average current LTV ratio 53% 53% 53% 53% 52 % Weighted average original credit score 751 751 751 751 751 SEGMENT RESULTS - SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS 2026 2025 BY ORIGINATION YEAR 2024 2023 2022 Prior Years Total 11

FREDDIE MAC

SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

FreddieMac

						1Q 2026 Change (%)	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**	**1Q 2025**	**4Q 2025**	**1Q 2025**
Net interest income	$499	$467	$408	$401	$349	7	43
Non-interest income	459	395	427	380	585	16	(22)
Net revenues	**958**	**862**	**835**	**781**	**934**	**11**	**3**
(Provision) benefit for credit losses	9	(262)	(57)	(161)	(52)	NM	NM
Non-interest expense	(242)	(253)	(248)	(253)	(217)	4	(12)
Income before income tax expense	**725**	**347**	**530**	**367**	**665**	**109**	**9**
Income tax expense	(143)	(68)	(104)	(72)	(132)	(110)	(8)
Net income	**582**	**279**	**426**	**295**	**533**	**109**	**9**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(7)	8	10	12	26	NM	NM
Comprehensive income	**$575**	**$287**	**$436**	**$307**	**$559**	**100**	**3**
MULTIFAMILY NEW BUSINESS CHARACTERISTICS							
New business activity ($ in billions)	$13	$29	$25	$12	$10	(56)	25
Weighted average original LTV ratio (%)	65 %	65 %	64 %	62 %	62 %		
Weighted average original debt service coverage ratio	1.30	1.28	1.29	1.34	1.30		
Acquisitions of units by area median income							
≤60%	35 %	35 %	34 %	39 %	43 %		
>60% to ≤80%	37 %	33 %	33 %	35 %	32 %		
>80% to ≤120%	21 %	24 %	25 %	21 %	19 %		
>120%	7 %	8 %	8 %	5 %	6 %		
SELECTED MULTIFAMILY MORTGAGE PORTOLIO DATA ($ in billions)							
Multifamily mortgage portfolio (UPB)	$498	$496	$480	$466	$467	—	7
Average guarantee fee rate charged (bps) at period end	58	56	54	53	52	4	12
MULTIFAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ billions)							
Subordination	$321	$330	$340	$348	$351	(3)	(8)
MSCR/MCIP	122	102	83	73	74	19	65
Other	8	9	10	10	10	(7)	(15)
Credit enhancement coverage (%)	91 %	89 %	90 %	92 %	93 %		
MULTIFAMILY LOAN STATISTICS							
Delinquency rate (%)	0.43 %	0.44 %	0.51 %	0.47 %	0.46 %		

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